EXHIBIT 10.33

                  ALLONGE AND AMENDMENT NO. TWO
               TO REVOLVING CREDIT PROMISSORY NOTE


MAKER:MIDCOAST ENERGY RESOURCES, INC.

PRINCIPAL SUM:$750,000.00

DATE OF NOTE:SEPTEMBER 1, 1994

PAYEE:MERCANTILE BANK, N.A.


This is an amendment and allonge to the Promissory Note described above, as previously amended or modified by Allonge and Amendment
No. One dated September 22, 1995. The said Promissory Note is hereby amended as follows:

(1)Maturity is extended to June 1, 1996.

Except as so amended, and such may have been previously amended, said promissory Note shall remain in full force and effect.

EXECUTED effective the 1st day of November, 1995.

NOTICE TO BORROWER: THIS LOAN IS PAYABLE IN FULL ON JUNE 1, 1996.
YOU MUST REPAY THE ENTIRE PRINCIPAL BALANCE OF THE LOAN AND UNPAID ACCRUED INTEREST THEN DUE. THE LENDER IS UNDER NO OBLIGATION TO
REFINANCE THE LOAN AT THAT TIME.

HOLDER:MAKER:

MERCANTILE BANK, N.A.MIDCOAST ENERGY RESOURCES, INC.


By:_____________________________By:_____________________________
  Name:_________________________  Name:_________________________
  Title:__________________________
Title:__________________________